EXHIBIT 10.29
         FIRST AMENDMENT TO CREDIT AGREEMENT


      This  FIRST  AMENDMENT TO CREDIT  AGREEMENT  (the
"First Amendment") dated as of September 27, 2000 among
PERFORMANCE FOOD GROUP COMPANY, a Tennessee corporation
(the  "Borrower"), the lenders parties  to  the  Credit
Agreement referred to below (the "Lenders"), and  FIRST
UNION  NATIONAL  BANK,  as  administrative  agent  (the
"Administrative Agent") for the Lenders thereunder.

                PRELIMINARY STATEMENTS:

      The  Borrower, the Lenders and the Administrative
Agent have entered into a Credit Agreement dated as of March 5, 1999 (the "Credit Agreement"; the terms defined therein being used herein as therein defined unless otherwise defined herein).

      The Administrative Agent and the Required Lenders are, on the terms and conditions stated below, willing to grant the request of the Borrower to amend the Credit Agreement and the Borrower and the Required
Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

       Section 1.  First  Amendment to Credit Agreement.
The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

            Section  10.1  is  hereby  amended  as
     follows:

          (i)  by deleting the "and" at the end of
     clause (g) in its entirety;

           (ii)  by deleting the dollar amount  of
     $50,000,000 from clause (h) and inserting  in
     lieu   thereof   a  new  dollar   amount   of
     $65,000,000;

           (iii)   by inserting the word "and"  at
     the end of clause (h); and

           (iv)  by inserting a new clause (i)  to
     read in its entirety as set forth below:

          (i)   Debt  not otherwise permitted
          pursuant to this Section 10.1 in an
          aggregate principal amount  not  to
          exceed  $1,000,000  at  any   time;
          provided  that no Default or  Event
          of  Default  has  occurred  and  is
          continuing   at   the    time    of
          incurrence or would result from the
          incurrence of such Debt.

      Section 2.     Conditions of Effectiveness.  This
First  Amendment shall become effective when, and  only
when  the  Administrative  Agent  shall  have  received
counterparts  of this First Amendment executed  by  the
Borrower,  the  Administrative Agent and  the  Required
Lenders   or,   as  to  any  of  the  Lenders,   advice
satisfactory to the Administrative Agent that such Lenders have executed this First Amendment and the Administrative Agent shall have additionally received all of the following documents, each document (unless otherwise indicated) being dated the date of receipt thereof by the Administrative Agent (which date shall be the same for all such documents), in form and substance satisfactory to the Administrative Agent:

          (a)   Certified copies of (i) the resolutions
     of Board of Directors of the Borrower approving this First Amendment and (ii) all documents, evidencing other necessary corporate action and governmental approvals, if any, with respect to this First Amendment, the matters contemplated hereby and thereby.

          (b)   A  certificate of the Secretary  or  an
     Assistant Secretary of the Borrower certifying the
     names   and   true  signatures  of  its   officers
     authorized to sign this First Amendment and other documents to be delivered hereunder.

      Section 3.     Representations and Warranties  of
the Borrower. The Borrower represents and warrants as follows:

          (a)   The  Borrower  is  a  corporation  duly
     organized, validly existing and in good standing under the laws of the jurisdiction indicated at the beginning of this First Amendment.

          (b)   The execution, delivery and performance
     by  the  Borrower of this First Amendment and  the
     Loan Documents, as amended hereby, to which it  is
     or  is  to  be  a party are within the  Borrower's
     corporate powers, have been duly authorized by all
     necessary  corporate action and do not  contravene
     (i)   the  Borrower's  charter  or  by-laws,  (ii)
     Applicable  Law  or  any  contractual  restriction
     binding  on or affecting the Borrower,  except  to
     the   extent   a   breach  of   such   contractual
     restriction  would  not have  a  Material  Adverse
     Effect.

          (c)   No  authorization,  approval  or  other
     action  by, and no notice to or filing  with,  any
     governmental  authority  or  regulatory  body   is
     required  for  the  due  execution,  delivery  and
     performance   by  the  Borrower  of   this   First
     Amendment or any of the Loan Documents, as amended hereby, to which it is or is to be a party.

          (d)   This  First Amendment and each  of  the
     other  Loan Documents, as amended hereby, to which
     the  Borrower  is a party constitute legal,  valid
     and    binding   obligations   of   the   Borrower
     enforceable  against  the Borrower  in  accordance
     with   their  respective  terms,  except  as  such
     enforcement   may   be  limited   by   bankruptcy,
     insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors' rights in general and the availability of equitable remedies.

          (e)   The representations and warranties made
     by  the  Borrower pursuant to Article  VI  of  the
     Credit  Agreement, are true and correct  with  the
     same  effect  as  if made on and as  of  the  date
     hereof, except for any representation and warranty
     made   as   of   an  earlier  date,   which   such
     representation and warranty shall remain true and correct as of such earlier date.

          (f)   No  Default or Event of  Default  shall
     have  occurred and be continuing under the  Credit
     Agreement on the date hereof except to the extent remedied by this First Amendment.

      Section 4.     Consent.  The Administrative Agent
and the Lenders hereby (a) consent to the Debt incurred
in  connection with the Participation Agreement,  dated
as  of  June  9, 2000 (the "Participation  Agreement"),
among the various parties thereto from time to time  as
Construction Agents (as defined therein) and as Lessees
(as defined therein), Performance Food Group Company as
guarantor,  First Security Bank, National  Association,
not  individually  but  as Owner  Trustee  (as  defined
therein)  under the PFG Real Estate Trust  2000-1,  the
various  other lending institutions which  are  parties
thereto  from time to time, as holder, and First  Union
National  Bank,  as agent for the lenders  and  holders
party  thereto and related lease agreement  and  credit
agreement, and (b) agree that for the period commencing
June  9,  2000 and ending on the date hereof  the  Debt
incurred   in   connection  with  such    Participation
Agreement does not violate Section 10.1(h) of the Credit Agreement.

     Section 5. Reference to and Effect on the Loan
Documents.

          (a)   Upon  the effectiveness of  this  First
     Amendment,  on  and  after the  date  hereof  each
     reference  in  the  Credit  Agreement   to   "this
     Agreement", "hereunder", "hereof" or words of like
     import referring to the Credit Agreement, and each
     reference  in  the  other Loan Documents  to  "the
     Credit  Agreement",  "thereunder",  "thereof"   or
     words  of  like  import referring  to  the  Credit
     Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

          (b)   Except  as specifically amended  above,
     the  Credit  Agreement, the Notes, and  all  other
     Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

          (c)      The    execution,    delivery    and
     effectiveness of this First Amendment  shall  not,
     except as expressly provided herein, operate as  a
     waiver of any right, power or remedy of any Lender
     or  the Administrative Agent under any of the Loan
     Documents,   nor  constitute  a  waiver   of   any
     provision of any of the Loan Documents.

     Section  6.      Costs, Expenses and  Taxes.   The
Borrower agrees to pay on demand all costs and expenses
of  the  Administrative Agent in  connection  with  the
preparation,   execution,   delivery,   administration,
modification and amendment of this First Amendment  and
the  other  instruments and documents to  be  delivered
hereunder,    including,   without   limitation,    the
reasonable  fees and out-of-pocket expenses of  counsel
for  the Administrative Agent with respect thereto  and
with respect to advising the Administrative Agent as to
its   rights   and   responsibilities   hereunder   and
thereunder.   The  Borrower further agrees  to  pay  on
demand  all  costs  and expenses,  if  any  (including,
without   limitation,  reasonable  counsel   fees   and
expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this First Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, reasonable counsel fees and expenses in connection with the enforcement of rights under this
Section 5. In addition, the Borrower shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this First Amendment and the other instruments and documents to be delivered hereunder, and agrees to save the Administrative Agent and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay such taxes.

     Section  7.      Execution in Counterparts.   This
First  Amendment  may  be executed  in  any  number  of
counterparts  and  by  different  parties   hereto   in
separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

     Section   8.       Governing  Law.    This   First
Amendment shall be governed by, and construed in accordance with, the laws of the State of North
Carolina.


     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                 PERFORMANCE   FOOD   GROUP COMPANY,
                 as Borrower
[CORPORATE SEAL]
                 By:
                 Name:
                 Title:


                 FIRST UNION NATIONAL BANK,
                 as  Administrative Agent and Lender

                 By:
                 Name:
                 Title:


                 BANK OF AMERICA NT & SA,
                 as Lender

                 By:
                 Name:
                 Title:


                 THE CHASE MANHATTAN BANK,
                 as Lender

                 By:
                 Name:
                 Title:


                 BANK  ONE,  N.A. (f/k/a  THE FIRST
                 NATIONAL BANK OF CHICAGO),
                 as Lender

                 By:
                 Name:
                 Title:


                 HIBERNIA NATIONAL BANK,
                 as Lender

                 By:
                 Name:
                 Title: